                                                                    Exhibit 99.2

VIA CERTIFIED MAIL - RETURN RECEIPT REQUESTED



May 31, 2000


Mr. Clyde Michael Ford
President
In Home Health, Inc.
801 Carlson Parkway, Suite 500
Minnetonka, MN 55305

       Re: DEMAND FOR A SPECIAL MEETING OF SHAREHOLDERS: NOTICE OF INTENT TO MAKE NOMINATION

Dear Mr. Ford:

         Please accept this letter as ManorCare Health Services, Inc.'s ("MCHS") written demand for a special meeting of the shareholders (the "Special Meeting") of In Home Health, Inc. (the "Company") for the purpose of: (i) removing all directors of the Company other than Clyde Michael Ford and Eugene Terry, including without limitation, removing Wolfgang von Maack, Steven M. Jessup, James J. Lynn and Judith Irene Storfjell (or any of their successors), and any other directors now or hereafter appointed prior to the Special Meeting; (ii) fixing the number of directors which shall constitute the whole Board of Directors of the Company at six; and (iii) electing four new directors to fill the vacancies created by such removal. In accordance with Article II, Section 3 of the Company's Restated By-laws, within thirty (30) days after the receipt of this demand the Board of Directors of the Company shall cause the Special Meeting to be called and held on notice no later than ninety (90) days after the receipt of this demand.

         We request that the Board of Directors delay sending the notice until the end of the 30-day period so that MCHS and the Company can engage in discussions concerning actions which MCHS believes would be in the best interests of all stockholders. We further request that the Special Meeting be held as promptly as possible after the notice bas been sent. We believe that the Special Meeting could reasonably be held within 30 days from the sending of the notice. In addition. we request that the Board of Directors refrain from entering into or modifying any compensation arrangements with any of the officers or directors of the Company prior to the Special Meeting or otherwise taking any action which may serve to limit or restrict the Board of Directors' ability to maximize shareholder value following the Special Meeting.

         As indicated above, one of the stated purposes of the meeting will be to present for approval by the shareholders a resolution fixing the number of directors at six (6) in accordance with Article III, Section 2 of the Company's Restated By-Laws.

         Please also accept this letter as written notice of MCHS's intent to make a nomination at the Special Meeting of four persons for election as directors to fill the vacancies created by the removal of directors. The following information is being provided in accordance with Article III Section 11 of the Company's Restated By-laws:

(i) Name and address of shareholder who intends to make the nomination - ManorCare Health Services, Inc., 333 North Summit Street, Toledo, Ohio 43604,

(ii) MCHS hereby represents that it is a holder of record of 2,250,000 shares of common stock of the Company entitled to vote at the Special Meeting and intends to appear in person or by proxy at the Special Meeting to nominate the persons specified in this notice.

(iii) The name, age, business and residence addresses, and principal occupation of each nominee are as follows:


NAME AND AGE                           OCCUPATION                             ADDRESSES (BUSINESS; RESIDENCE)
------------                           ----------                             -------------------------------
M. Keith Weikel (62)                   Senior Executive Vice President of     333 North Summit Street,
                                       ManorCare, Inc.                        Toledo, Ohio  43604;

                                                                              3 Riverhills Lane
                                                                              Toledo, Ohio  43623

Geoffrey G. Meyers (56)                Executive Vice President of            333 North Summit Street,
                                       ManorCare, Inc.                        Toledo, Ohio  43604;

                                                                              2603 Falmouth
                                                                              Toledo, Ohio  43615

Rodney A. Hildebrant (44)              President of HCR Home Health Care      333 North Summit Street,
                                       and Hospice, Inc. and Heartland Home   Toledo, Ohio  43604;
                                       Care, Inc.
                                                                              3001 N.E. 485th  Street
                                                                              Light House Point, FL  33044

Steven M. Cavanaugh (30)               Vice President of ManorCare, Inc.      333 North Summit Street,
                                                                              Toledo, Ohio  43604;

                                                                              1115 Bedford Woods Dr.
                                                                              Toledo, Ohio  43615

(iv) There are no arrangements or understandings between MCHS and any nominee or any other person or persons pursuant to which the nomination is to be made by MCHS, except that: (a) M. Keith Weikel is a director and officer of MCHS and of ManorCare, Inc. ("ManorCare"), the parent company of MCHS; (b) Geoffrey G. Meyers is an officer of

         MCHS and of ManorCare; (c) Rodney A. Hildebrant is an officer of HCR Home Health Care and Hospice, Inc. and of Heartland Home Care, Inc., both of which are wholly-owned subsidiaries of ManorCare; and (d) Steven M. Cavanaugh is an officer of MCHS and of ManorCare.

(v) The business experience of, and the directorships held by, each of the nominees are as follows:

               Mr. Weikel has been Senior Executive Vice President of ManorCare, Inc. since 1991 and a director of ManorCare, Inc. since 1992.

               Mr. Meyers has been Executive Vice President, Chief Financial Officer and Treasurer of ManorCare, Inc. since 1991.

               Mr. Hildebrant has been President of HCR Home Health Care and Hospice, Inc. and Heartland Home Care, Inc. since 1994.

               Mr. Cavanaugh has been Vice President of ManorCare, Inc. since February 2000. He was Assistant Vice President of Health Care and Retirement Corporation of America from 1998 to February 2000, and Manager of Corporate Development of Health Care and Retirement Corporation of America from 1994 to 1998.

(vi) The consent of each nominee to serve as a director of the Company if so elected is attached hereto.

         Please contact me immediately if the Company requires additional information to determine eligibility of the proposed nominees to serve as directors of the Company, or if the Company determines that MCHS must take additional actions to ensure that the nomination and the demand for the Special Meeting are made in accordance with the procedures described in the Restated By-laws.

                                Very truly yours,



                               /s/ Paul A. Ormond
                               Chairman, President & Chief
                                  Executive Officer
                               ManorCare Health Services, Inc.

                                     CONSENT


     I, M. Keith Weikel, hereby consent to serve as a director of In Home Health Inc. (the "Company") if so elected at the Company's Special Meeting of Stockholders to be held within approximately 90 days from the date hereof.

                                       By:      /s/ M. Keith Weikel
                                             ---------------------------------
                                       Date:    May 30, 2000

                                     CONSENT


         I, Geoffrey G. Meyers, hereby consent to serve as a director of In Home Health Inc. (the "Company") if so elected at the Company's Special Meeting of Stockholders to be held within approximately 90 days from the date hereof.

                                       By:      /s/ G.G. Myers
                                             ---------------------------------
                                       Date:    May 30, 2000

                                     CONSENT


         I, Rodney A. Hildebrant, hereby consent to serve as a director of In Home Health Inc. (the "Company") if so elected at the Company's Special Meeting of Stockholders to be held within approximately 90 days from the date hereof.

                                      By:           *
                                             ---------------------------------
                                      Date:    May 30, 2000

* An executed original of this Consent will be provided with the certified mailing, which will be sent on May 31, 2000.

                                     CONSENT


         I, Steven M. Cavanaugh, hereby consent to serve as a director of In Home Health Inc. (the "Company") if so elected at the Company's Special Meeting of Stockholders to be held within approximately 90 days from the date hereof.

                                       By:      /s/ Steven M. Cavanaugh
                                             ---------------------------------
                                       Date:    May 30, 2000